Exhibit 10.43

SPECIAL POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Athena Bitcoin Global, a Nevada corporation (the “Borrower”), does hereby appoint and constitutes, severally, KGPLA Holdings LLC, a Delaware limited liability company (the “Secured Party”), and each of its officers and authorized representatives and agents, its true and lawful attorney and agent (collectively with the Secured Party, the “Agent”) with full power of substation and with full power of authority to perform the following acts on behalf of the Borrower, such appointment being irrevocable as of the date hereof, and exercisable in upon the occurrence and continuance of an Event of Default:

1.	To possess Money of the Borrower, irrespective of its form or location, including, without limitation, in Money machines of the Borrower, in transit with Money carriers or otherwise; and

2.	To execute and deliver any and all agreements, documents, instruments of assignment, letters of direction, or other papers which the Agent, in its discretion, deems necessary or advisable for the purpose of taking physical possession of, assigning, selling, trading, exchanging, or otherwise disposing of all right, title and interest of the Borrower in and to any Money of the Borrower, including in respect of any Money machines of the Borrower and with any Money carriers contracted by the Borrower.

This Power of Attorney is made pursuant to that certain Security Agreement dated of even date herewith by and among the Borrower, the Guarantors, and the Lender (the “Security Agreement”) and is subject to the terms and provisions thereof, and of that certain Senior Secured Loan Agreement by and among the Borrower, the Guarantors and the Lender (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in that certain Security Agreement and the Loan Agreement, as the case may be.

This Power of Attorney, being coupled with an interest, is irrevocable until all Obligations, as such term is defined in the Loan Agreement, and all Secured Obligations, as that term is defined in the Security Agreement, are paid in full, and the Security Agreement is terminated in writing by the Agent.

IN WITNESS WHEREOF, this Power of Attorney is executed and delivered as of May   18  , 2023, by:

ATHENA BITCOIN GLOBAL

By: /s/ Matias Goldenhorn
Name: Matias Goldenhorn
Title: CEO

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ACKNOWLEDGMENT

STATE OF FLORIDA

MIAMI-DADE COUNTY

The foregoing instrument was acknowledged before me by means of physical presence or online notarization, this   18   day of   May  , 2023, by Matias Goldenhorn as CEO of Athena Bitcoin Global, who is personally known to me or produced   Florida Driver License   as identification. I declare under penalty of perjury that the person whose name is ascribed to this instrument appears to be of sound mind and under no duress, fraud, or undue influence.

/s/ Carlos Acosta

Notary Public, State of Florida

(Stamp Name, Commission # and Expiration below)

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